Securities and Exchange Commission
                             Washington, D.C. 20549
                      ------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 27, 1998


                               PARKERVISION, INC.
             (Exact name of registrant as specified in its charter)


          Florida                                              0-22904
(State or other jurisdiction                            (Commission File No.)
      of incorporation)



8493 Baymeadows Way
Jacksonville, Florida                                           32256
(Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (904) 737-1367







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Item 5.  Other Events.

         The Company announced on January 27, 1998 that IBM Corporation terminated its existing product development agreement which was entered into in July 1997.

Item 7.  Financial Statement and Exhibits

         (a)      The following documents are filed herewith as exhibits:

                  20.1     Press Release dated January 27, 1998

         (b)      Financial Statements

                  None



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     PARKERVISION, INC.



                                                       /s/ Jeffrey Parker
                                                    --------------------------
                                                     Name: Jeffrey Parker
                                                     Title:   President


Date:  January 27, 1998




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